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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): December 28, 2006

                              CONNETICS CORPORATION
             (Exact name of Registrant as specified in its charter)

            Delaware                     0-27406                94-3173928
(State or other jurisdiction of   (Commission File Number)      (IRS Employer
         incorporation)                                      Identification No.)

   3160 Porter Drive, Palo Alto, California                        94304
   (Address of principal executive offices)                      (Zip Code)

                          (650) 843-2800 (Registrant's
                     telephone number, including area code)



     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2 below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

On December 28, 2006, Connetics Corporation ("Connetics") consummated the previously announced merger contemplated by that certain Agreement and Plan of Merger, dated as of October 22, 2006, by and among Stiefel Laboratories, Inc., Clear Acquisition Sub, Inc., a wholly-owned subsidiary of Stiefel Laboratories, Inc. ("Merger Sub"), and Connetics, whereby Merger Sub merged with and into Connetics, with Connetics surviving as a wholly-owned subsidiary of Stiefel Laboratories, Inc. (the "Merger"). That certain Indenture, dated as of May 28, 2003, as amended by the First Supplemental Indenture, dated as of July 21, 2006 (the "Indenture"), between Connetics, as issuer and The Bank of New York Trust Company, N.A., successor in interest to J.P. Morgan Trust Company, National Association, as trustee, relating to Connetics' 2.25% Convertible Senior Notes due May 30, 2008 (the "2008 Notes"), requires that Connetics enter into a supplemental indenture with respect to the 2008 Notes (the "Second Supplemental Indenture") upon a change of control of Connetics.

The Second Supplemental Indenture provides, among other things, that the 2008 Notes, as of the effectiveness of the Merger, are convertible solely into the amount of cash which the holders of the 2008 Notes would have been entitled to receive upon the effectiveness of the Merger had the 2008 Notes been converted into Connetics' common stock, $0.001 par value per share, immediately prior to the effective time of the Merger. The Second Supplemental Indenture became effective upon the consummation of the Merger.

The foregoing description of the Second Supplemental Indenture does not purport to be complete and is qualified in its entirety by reference to the full text of the Second Supplemental Indenture, which is filed as Exhibit 4.1 hereto and is incorporated herein by reference.



Item 2.01 Completion of Acquisition or Disposition of Assets.

On December 28, 2006, the Merger was consummated. At the effective time of the Merger, each issued and outstanding share of common stock, $0.001 par value per share, of Connetics (except for any shares held by dissenting stockholders) was converted into the right to receive $17.50 in cash without interest. On December 28, 2006, Connetics and Stiefel Laboratories, Inc. issued a press release announcing the consummation of the Merger. A copy of this press release is attached as Exhibit 99.1 to this Report on Form 8-K and is incorporated herein by reference.



Item 5.01 Changes in Control of Registrant.

To the extent required by Item 5.01 of Form 8-K, the information contained and incorporated in Item 2.01 of this report is incorporated by reference into this
Item 5.01.



Item 8.01 Other Events.

Under the Indenture, upon effectiveness of the Merger, the holders of the 2008 Notes have the right to require Connetics to repurchase the 2008 Notes at a repurchase price equal to 100% of the principal amount, together with accrued and unpaid cash interest thereon. Notice of this right


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was provided to the holders of the 2008 Notes on December 29, 2006 (the
"Notice") and a press release to that effect was issued on the same date (the "2008 Notes Press Release"). A copy of the Notice is attached as Exhibit 99.2 to this Report on Form 8-K and is incorporated herein by reference. A copy of the 2008 Notes Press Release is attached as Exhibit 99.3 to this Report on Form 8-K and is incorporated herein by reference.



Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit 4.1 Second Supplemental Indenture, dated as of December 28, 2006, between Connetics Corporation and The Bank of New York Trust Company, N.A., as trustee.

Exhibit 99.1 Press Release announcing the consummation of the acquisition of Connetics Corporation, dated December 28, 2006.

Exhibit 99.2 Notice to holders of the Convertible Senior Notes due 2008, dated December 29, 2006.

Exhibit 99.3 Press Release announcing the right of the holders of the Convertible Senior Notes due 2008 to require Connetics Corporation to repurchase such notes, dated December 29, 2006.


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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date:  December 29, 2006                CONNETICS CORPORATION



                                        By: /s/ Michael Cornelius
                                            ------------------------------------
                                        Name:   Michael Cornelius
                                        Title:  Executive Vice President and
                                                Assistant Treasurer


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                                  EXHIBIT INDEX

Exhibit No.    Description
-----------    -----------

Exhibit 4.1 Second Supplemental Indenture, dated as of December 28, 2006, between Connetics Corporation and The Bank of New York Trust Company, N.A., as trustee.

Exhibit 99.1 Press Release announcing the consummation of the acquisition of Connetics Corporation, dated December 28, 2006.

Exhibit 99.2 Notice to holders of the Convertible Senior Notes due 2008, dated December 29, 2006.

Exhibit 99.3 Press Release announcing the right of the holders of the Convertible Senior Notes due 2008 to require Connetics Corporation to repurchase such notes, dated December 29, 2006.